Financial Instruments (Details) - USD ($)	12 Months Ended
	Oct. 31, 2023	Oct. 31, 2022
Financial Instruments [Abstract]
Working capital deficit	$ 134,000	$ 19,000
Cash and cash equivalents	$ 290,000	$ 424,000
Market risks description	Market risk comprises three types of risk: interest rate risk, foreign currency risk and other price risk. The Company is not currently exposed to any significant interest rate risk or other price risk. The Company is exposed to foreign currency risk with respect to cash denominated in Canadian dollars. As at October 31, 2023 and 2022, a 10% strengthening (weakening) of the Canadian dollar against the United States dollar would have increased (decreased) the Company’s comprehensive loss by approximately $20,000 and $7,000 for the year ended October 31, 2023 and 2022, respectively.